Prospectus Supplement dated Feb. 3, 2012*
Prospectus Form #
Product Name	National	New York
RiverSource® RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity	140463 C (4/11)	140464 C (4/11)

This information in this supplement updates and amends certain information contained in your current variable annuity product prospectuses. Please read it carefully and keep it with your variable annuity contract product prospectus.

Effective Feb. 27, 2012, no additional purchase payments are allowed for contract applications signed prior to Feb. 27, 2012 with SecureSource Stages 2 riders and SecureSource Stages NY riders, subject to certain exceptions listed below.

Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:

a.	For contracts sold before Feb. 3, 2012, (1) purchase payments received within 90 calendar days from the contract application signed date and (2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract application signed date.

b.	For contracts sold Feb. 3, 2012 through Feb. 26, 2012, all purchase payments received within 90 calendar days from the contract application signed date.

c.	Prior and current tax year contributions up to the annual limit set up by the Internal Revenue Service (IRS) for any Qualified Accounts. This annual limit applies to Individual Retirement Accounts (IRAs), Roth IRAs and Simplified Employee Pension IRA (SEP) plans.

We reserve the right to change these current rules any time, subject to state restrictions.

* Valid until next prospectus update.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

140463-6 (02/12)